                                                    Registration Nos. 333-103361
                                                                      811-08561

    As filed With the Securities and Exchange Commission on October 24, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

        Pre-Effective Amendment No.  [ ]

        Post-Effective Amendment No. [6]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

        Amendment No.                [59]

          AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                         AMERICAN HOME ASSURANCE COMPANY
                                 70 Pine Street
                            New York, New York 10270
                               (Name of Guarantor)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

        [X]     immediately upon filing pursuant to paragraph (b)

        [ ]     on (date) pursuant to paragraph (b)

        [ ]     60 days after filing pursuant to paragraph (a)(1)

        [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                     PART A

The Prospectus dated May 2, 2005 is incorporated into Part A of this Post-Effective Amendment No. 6 by reference to the Registrant's Post-Effective Amendment No. 4, as filed on May 2, 2005 and to Registrant's Post-Effective Amendment No. 5 as filed on August 12, 2005 (File No. 333-103361).

A supplement dated October 24, 2005 to the Prospectus is included in Part A of this Post-Effective Amendment No. 6.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R
                             PLATINUM INVESTOR(R) II
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                        SUPPLEMENT DATED OCTOBER 24, 2005
                         TO PROSPECTUS DATED MAY 2, 2005

Effective October 24, 2005, American General Life Insurance Company ("AGL") is amending the Platinum Investor II prospectus for the sole purposes of (i) adding information about American Home Assurance Company, the guarantor of insurance obligations under the Policies, and (ii) adding financial statements of American Home Assurance Company.

The following paragraphs are added to the "General Information" section following the "Separate Account VL-R" subsection of the prospectus under a new subsection heading "Guarantee of Insurance Obligations":

Insurance obligations under Policies issued by AGL are guaranteed by American Home Assurance Company ("American Home"), an affiliate of AGL. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The guarantee provides that Policy owners can enforce the guarantee directly.

AGL expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on Policies issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

The paragraph below should be inserted as the replacement of the "Financial Statements" section of the prospectus:

The Financial Statements of AGL, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-340-2765.

                                     PART B

The Statement of Additional Information dated May 2, 2005 is incorporated into Part B of this Post-Effective Amendment No. 6 by reference to the Registrant's Post-Effective Amendment No. 4, as filed on May 2, 2005 and Post-Effective Amendment No. 5, as filed on August 12, 2005 (File No. 333-103361).

A supplement dated October 24, 2005 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 6.

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL-R
                             PLATINUM INVESTOR(R) II
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                      SUPPLEMENT DATED OCTOBER 24, 2005 TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 2, 2005

        Effective October 24, 2005, American General Life Insurance Company ("AGL") is amending the Statement of Additional Information ("SAI") for the sole purposes of (i) adding information about American Home Assurance Company, the guarantor of insurance obligations under the Policies, and (ii) including the financial statements of American Home Assurance Company.

        FIRST. On page 3 of the SAI, following "Separate Account VL-R," add a new subsection to read as follows:

American Home Assurance Company

        American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AGL.

        SECOND. On page 8 of the SAI, add a new subsection following "AGL Financial Statements" as follows:

American Home Financial Statements

        The statutory statement of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to American Home's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

        THIRD. On page 9 of the SAI, delete the subsection titled "Index to Financial Statements" in its entirety and replace it with the following:

                          INDEX TO FINANCIAL STATEMENTS

        You should consider the financial statements of AGL that we include in this SAI as bearing on the ability of AGL to meet its obligations under the Policies.

        You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

I.      Separate Account VL-R 2004 Financial Statements                                     Page
        -----------------------------------------------                                     ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm......   VL-R -  1
Statement of Net Assets as of December 31, 2004..........................................   VL-R -  2
Statement of Operations for the year ended December 31, 2004.............................   VL-R -  4
Statement of Changes in Net Assets for the years ended December 31, 2004 and
 2003 (restated) ........................................................................   VL-R -  6
Notes to Financial Statements............................................................   VL-R - 23

II.     AGL 2004 Consolidated Financial Statements                                          Page
        ------------------------------------------                                          ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm......   F - 1
Consolidated Balance Sheets as of December 31, 2004 and 2003.............................   F - 2
Consolidated Statements of Income for the years ended December 31, 2004, 2003 and 2002...   F - 4
Consolidated Statements of Shareholder's Equity for the years ended
 December 31, 2004, 2003 and 2002........................................................   F - 5
Consolidated Statements of Comprehensive Income for the years ended
 December 31, 2004, 2003 and 2002........................................................   F - 6
Consolidated Statements of Cash Flows for the years ended
 December 31, 2004, 2003 and 2002........................................................   F - 7
Notes to Consolidated Financial Statements...............................................   F - 9

III.    American Home December 31, 2004 Financial Statements (Statutory Basis)              Page
        ----------------------------------------------------------------------              ----
Report of PricewaterhouseCoopers LLP, Independent Auditors...............................     1
Statement of Admitted Assets, Liabilities, Capital and Surplus (Statutory Basis)
 as of December 31, 2004 ................................................................     3
Statement of Operations and Capital and Surplus Account (Statutory Basis)
 for the year ended December 31, 2004....................................................     5
Statement of Cash Flow (Statutory Basis) for the year ended
 December 31, 2004.......................................................................     6
Notes to Statutory Basis Financial Statements............................................     7

                         AMERICAN HOME ASSURANCE COMPANY

                            NAIC Company Code: 19380

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of American Home Assurance Company;

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                               2004
                                                                                        -----------------
                               Admitted Assets
                               ---------------

Bonds, principally at amortized cost (NAIC market value: 2004 - $8,209,550,613)         $   7,994,583,920
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $463,190,085)           457,593,670
  Common stocks, at NAIC market value (cost: 2004 - $1,374,733,826)                         2,923,431,228
Short-term investments, at amortized cost (approximates NAIC market value)                     70,457,937
Other invested assets, primarily at equity (cost: 2004 - $1,755,421,344)                    1,822,436,352
Cash                                                                                           18,536,724
Receivable for securities                                                                      99,398,952
Aggregate write-ins for invested assets                                                            55,962
                                                                                        -----------------
  Total cash and invested assets                                                           13,386,494,745
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                            614,119,837
  Premiums and installments booked but deferred and not yet due                               693,540,979
  Accrued retrospective premiums                                                                7,717,284
Funds held by or deposited with reinsurers                                                    161,437,334
Amounts receivable under high deductible policies                                             367,173,605
Reinsurance recoverable on loss payments                                                      245,991,798
Current federal and foreign income tax recoverable from parent                                575,690,315
Net deferred tax assets                                                                       322,784,777
Electronic data processing equipment, less accumulated depreciation                            90,769,778
Interest and dividends due and accrued                                                        153,753,788
Receivable from parent, subsidiaries, and affiliates                                          430,317,791
Equities in underwriting pools and associations                                               498,433,360
Deposit accounting assets                                                                   1,638,716,479
Deposit accounting assets - funds held                                                        424,685,160
Other assets                                                                                  371,905,317
                                                                                        -----------------
  Total admitted assets                                                                 $  19,983,532,347
                                                                                        =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                          2004
                                                                                   ------------------
                                 Liabilities
                                 -----------

Unpaid losses                                                                      $    8,252,100,497
Reinsurance payable on paid loss and loss adjustment expenses                             259,374,904
Unpaid loss adjustment expenses                                                         1,105,698,242
Commissions payable, contingent commissions and other similar charges                      16,225,705
Other expenses (excluding taxes, licenses and fees)                                         5,172,252
Taxes, licenses and fees (excluding federal and foreign income taxes)                     118,934,443
Ceded reinsurance premiums payable, net of ceding commissions                              74,707,897
Unearned premiums                                                                       4,136,808,013
Funds held under reinsurance treaties                                                     261,468,677
Amounts withheld or retained by company for account of others                              41,058,124
Provision for reinsurance                                                                 376,737,564
Payable to parent, subsidiaries, and affiliates                                           346,918,710
Dividends declared and unpaid                                                              16,724,656
Policyholder funds on deposit                                                              20,861,810
Loss clearing                                                                               8,664,540
Retroactive reinsurance reserve - assumed                                                  10,676,730
Retroactive reinsurance reserve - ceded                                                   (81,535,596)
Liability for pension and severance pay                                                     4,882,444
Deposit accounting liability - funds held                                               1,089,396,213
Deposit accounting liabilities                                                            465,475,220
Other liabilities                                                                         113,841,675
                                                                                   ------------------
  Total liabilities                                                                    16,644,192,720
                                                                                   ------------------

                          Capital and Surplus
                          -------------------

Special surplus funds from retroactive reinsurance                                         81,577,842
Common capital stock, $15.00 par value 1,758,158 shares
  authorized, 1,695,054 shares issued and outstanding                                      25,425,810
Capital in excess of par value                                                            702,745,971
Unassigned surplus                                                                      2,529,590,004
                                                                                   ------------------
  Total capital and surplus                                                             3,339,339,627
                                                                                   ------------------
  Total liabilities, capital and surplus                                           $   19,983,532,347
                                                                                   ==================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                           2004
                                                                                     -----------------
Underwriting income:
Premiums earned                                                                      $   6,522,744,479
                                                                                     -----------------
Deductions:
  Losses incurred                                                                        4,766,132,507
  Loss adjustment expenses incurred                                                        730,780,156
  Other underwriting expenses incurred                                                   1,424,929,073
                                                                                     -----------------
Total underwriting deductions                                                            6,921,841,736
                                                                                     -----------------
Net underwriting loss                                                                     (399,097,257)
                                                                                     -----------------
Investment income:
  Net investment income earned                                                             419,417,808
  Net realized capital gains                                                                38,868,927
                                                                                     -----------------
Net investment gain                                                                        458,286,735
                                                                                     -----------------
Net loss from agents' or premium balances charged off                                      (42,782,977)
Other gain                                                                                  37,854,653
                                                                                     -----------------
Income before dividends to policyholders and federal and foreign income taxes               54,261,154
Dividends to policyholders                                                                    (532,291)
                                                                                     -----------------
Income after dividends to policyholders but before federal and foreign income taxes         53,728,863
Federal and foreign income tax provision                                                    99,915,418
                                                                                     -----------------
Net loss                                                                             $     (46,186,555)
                                                                                     =================
                  Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                         $   3,621,899,313
  Adjustment to beginning surplus                                                         (588,401,404)
                                                                                     -----------------
Total capital and surplus, as of January 1, 2004                                         3,033,497,909
Gains and (losses) in surplus:
  Net (loss) income                                                                        (46,186,555)
  Change in net unrealized capital gains                                                   360,939,835
  Change in net deferred income taxes                                                      363,072,435
  Change in non-admitted assets                                                           (345,908,075)
  Change in provision for reinsurance                                                       (7,794,510)
  Cash dividends to stockholder                                                            (63,464,000)
  Paid in surplus                                                                          157,947,881
  Other surplus adjustments                                                               (149,131,610)
  Unrealized foreign exchange adjustment                                                    36,366,317
                                                                                     -----------------
Change in surplus as regards policyholders for the year                                    305,841,718
                                                                                     -----------------
Total capital and surplus, December 31, current year                                 $   3,339,339,627
                                                                                     =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                               2004
                                                                         ------------------
Premiums collected net of reinsurance                                    $    7,036,063,766
Net investment income                                                           436,056,847
Miscellaneous income                                                             (4,928,324)
                                                                         ------------------
Total                                                                         7,467,192,289
Benefit and loss related payments                                                13,776,767
Commissions, expenses paid and aggregate write-ins for deductions             1,930,945,277
Dividends paid to policyholders                                                     600,677
Federal and foreign income taxes paid                                           618,202,167
                                                                         ------------------
Total                                                                         2,563,524,888
                                                                         ------------------
Net cash from operations                                                      4,903,667,401
                                                                         ------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                       3,286,111,245
  Stocks                                                                      2,427,403,810
  Other invested assets                                                       3,872,120,851
  Net losses on cash short-term investments                                          (2,974)
  Miscellaneous proceeds                                                         77,009,289
                                                                         ------------------
Total investment proceeds                                                     9,662,642,221
                                                                         ------------------
Cost of investments acquired (long-term only):
  Bonds                                                                       5,267,294,849
  Stocks                                                                      2,513,099,560
  Other invested assets                                                       4,354,699,859
  Miscellaneous applications                                                    107,456,829
                                                                         ------------------
Total investments acquired                                                   12,242,551,097
                                                                         ------------------
Net cash used for investments                                                (2,579,908,876)
                                                                         ------------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                              157,947,881
    Net deposits on deposit type contracts                                     (641,967,545)
  Dividends to stockholders                                                     (63,464,000)
  Other cash applied                                                         (1,798,699,473)
                                                                         ------------------
Net cash used in financing and miscellaneous sources                         (2,346,183,137)
                                                                         ------------------
Net change in cash and short-term investments                                   (22,424,612)

                           RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                             111,419,273
                                                                         ------------------
  End of year                                                            $       88,994,661
                                                                         ==================

                        See Notes to Financial Statements

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     American Home Assurance Company (the "Company" or "AHAC") is a direct wholly owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see
     Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and, for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of 1) Discounted workers compensation reserves on a non-tabular basis. In NAIC SAP, discounting of reserves is not permitted on a non- tabular basis. 2)Under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted. 3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance. In NAIC SAP, New York regulation 20 credits are not permitted. 4) Goodwill admissibility rules differ from that of NAIC SAP.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of New York is shown below:

                                                              2004
                                                        ---------------
     Net Income (Loss), New York
      Insurance Department basis                        $   (46,186,555)

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                              (44,159,900)
                                                        ---------------
     Net Income (Loss), NAIC SAP                        $   (90,346,455)
                                                        ---------------

     Statutory Surplus, New York Insurance
      Department basis                                  $ 3,339,339,627

     State Practices - Credit (Charge):
        Non-Tabular Discounting                            (181,173,624)
        Reinsurance Credits                                (191,577,609)
        Electronic data processing equipment and
         software                                           (90,731,378)
                                                        ---------------
     Statutory Surplus, NAIC SAP                        $ 2,875,857,016
                                                        ---------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; (7) corrections of accounting errors are reported as an adjustment to the prior period financial statement; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP:
     (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market;
     (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

          A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

          B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of Mortgage-backed securities approximated $178,991,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates (including subsidiaries) are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and investments in partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based on equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships and foreign currency translation are credited or charged to unassigned surplus.

          C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

          D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the leases or estimated useful lives. The Company had depreciation expense of $17,059,883 for the year ended 2004.

          E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of claims adjustors' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $143,687,856 and $181,173,624, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using the discount factors promulgated by the New York Insurance Department. At December 31, 2004, liabilities include $2,211,905,306 of such discounted reserves.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

          G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

          H.   Dividends to policyholders are charged to income as declared.

          I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

          J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

          K. Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

          L. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

          M. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

          N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses.

          O. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $7,717,284.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                         Amount
     ----------------------------------------------------------------
     Total capital and surplus, as of December 31,
      previous year                                      $  3,621,899

     Adjustments to beginning surplus:
       1. Union Excess                                       (370,620)
       2. Richmond                                            (44,206)
       3. Coventry                                            (15,932)
       4. Muni-Covered Call                                    (3,381)
       5. Loss Reserves                                       (74,580)
       6. DBG Analysis                                        (53,316)
       7. Other Adjustments                                    (9,478)
          Risk Transfer (Other than Union Excess and
           Richmond)                                          (16,588)
                                                         ------------
            Total adjustments to beginning surplus           (588,401)
                                                         ------------
     Total capital and surplus, as of January 1, 2004    $  3,033,498
                                                         ============

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP 21 "Other Admitted Assets". The admitted value of the loans is an amount not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans. The Company has committed to use its best efforts to effect a transfer of all life settlement loans on its books to another company prior to December 31, 2005.

     4. Muni-Covered Calls- The Company entered into a series of transactions with third parties whereby the company sold in-the-money calls, principally on municipal bonds in its investment portfolio, that had unrealized gains associated with them. Upon exercise of a call, the related bonds were delivered to the purchaser of the call and subsequently reacquired by the Company pursuant to contingent forward agreements which permitted the Company to repurchase the bonds at prevailing market value. The company did not cede control over the

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          bonds and therefore the transactions should not have been accounted for as sales and subsequent purchases. The adjustments reduced previously reported net investment income and correspondingly decreased amortized cost of the investment.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because, in each instance, IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, which individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as any alternative minimum tax credits generated by the company. The federal income tax recoverable and payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004 and 2003.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset are as follows:

     Gross deferred tax assets                           $ 946,890,209
     Gross deferred tax liabilities                        128,671,189
     Non-admitted deferred tax assets in accordance
      with SSAP No.10, income taxes                        495,434,243
                                                         -------------
     Net deferred tax assets admitted                      322,784,777
                                                         -------------
     Change in deferred tax assets non-admitted          $ 225,561,704
                                                         -------------

     The components of the current income tax incurred are as follows:

     Tax benefit on net underwriting and net
      investment income                                  $  61,549,403
     Federal income tax adjustment - prior year             24,761,891
     Tax on net realized gains                              13,604,124
                                                         -------------
     Current income taxes incurred                       $  99,915,418
                                                         -------------

     Prior years' federal income tax adjustment of $24,761,891 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of the deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets
     -------------------

     Loss reserve discount                              $  402,853,219
     Non-admitted assets                                   186,531,611
     Unearned premium reserve                              289,576,562
     Unearned capital losses                                         -
     Partnership adjustments                                 6,493,685
     Pension adjustments                                     7,327,555
     Other temporary differences                            54,107,577
                                                        --------------
     Gross deferred tax assets                             946,890,209
     Non-admitted deferred tax assets                     (495,434,243)
                                                        --------------
     Admitted deferred tax assets                       $  451,455,966
                                                        --------------
     Deferred Tax Liabilities
     ------------------------

     Unrealized capital gains                           $ (128,671,189)
     Other temporary differencs                                      -
                                                        --------------
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net admitted deferred tax assets                   $  322,784,777
                                                        --------------

     Gross deferred tax assets                          $  946,890,209
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net deferred tax (liabilities) / assets            $  818,219,020
                                                        --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                              Amount         Tax Effect
                                                          --------------   --------------
     Income before taxes                                  $   53,728,863   $   18,805,102
     Tax exempt income and dividends received deduction     (218,682,668)     (76,538,934)
     Federal income tax adjustment - prior year               70,748,260       24,761,891
     Non-admitted assets                                    (532,947,460)    (186,531,611)
     Intercompany dividends                                  (13,070,040)      (4,574,514)
     Writeoffs                                                34,982,763       12,243,967
     Income item tax effected                                 37,000,000       12,950,000
     Sub Part F Income                                        10,016,668        3,505,834
     Japan tax credits                                                 -      (49,495,894)
     Japan % tax differential                                          -      (17,774,844)
     Other                                                    (1,451,470)        (508,015)
                                                          --------------   --------------
     Total                                                $ (559,675,084)  $ (263,157,017)
                                                          --------------   --------------
     Federal income tax incurred                                           $   99,915,418
     Change in deferred tax                                                  (363,072,435)
                                                                           --------------
     Taxable income                                                        $ (263,157,017)
                                                                           ==============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                          $   75,153,527
     First preceding year                  $  171,304,595
     Second preceding year                 $            -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branches) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 36%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                       NAIC            Pool
     Company                                                          Company      Participation
                                                                       Code          Percentage
                                                                      -------      -------------
     1)  AIU Insurance Company                                         19399            1%
     2)  American International Pacific Insurance Company              23795            0%
     3)  American International South Insurance Company                40258            0%
     4)  American Home Assurance Company                               19380            36%
     5)  Birmingham Fire Insurance Company of Pennsylvania             19402            5%
     6)  Commerce and Industry Insurance Company                       19410            10%
     7)  Granite State Insurance Company                               23809            0%
     8)  Illinois National Insurance Co.                               23817            0%
     9)  The Insurance Company of the State of Pennsylvania            19429            5%
     10) National Union Fire Ins. Co. of Pittsburgh, Pa *              19445            38%
     11) New Hampshire Insurance Company                               23841            5%

*    Lead Company

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association or AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are; American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, Pa. ("NUF") (11%) and American Home Assurance Company ("AHAC")(10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future insurance business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $502,165,000, gross of $590,582,183 in loss reserves.

     Additionally the Company holds 4.49% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following tables summarizes the transactions by the Company with any affiliate that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

     2004                                                           Assets Received by Insurer      Assets Transferred by Insurer
     ----                                                        -------------------------------    -----------------------------
       Date of       Explanation of    Name of        Name of       Statement                          Statement
     Transaction       Transaction     Insurer       Affiliate        Value          Description         Value        Description
     03/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     06/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     09/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     12/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems and investment and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corporation, AI Recovery, Inc and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $24,421,174, $3,668,187, $3,101,504 and $114,334,588,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund and the domestic fund of $41,452,303 and $410,865 as of December 31, 2004.

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                     2004
     -------                                               --------------
     AIG                                                   $  575,690,315
                                                           --------------
     Current federal and foreign income tax receivable     $  575,690,315
                                                           --------------

     During 2004, the Company sold $215,563,671 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,834,347.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies. In exchange for annual guarantee fee, the guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by the rating agencies. In the event of termination of a guarantee,

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is a party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                       Guarantee     Policyholder        Invested     Estimated      Policyholder
     Guaranteed Company                                     Issued      Obligations          Assets         Loss          Surplus
     ------------------                                   ----------   --------------   --------------   ----------   --------------
     AIG Hawaii Ins. Co., Inc.                            11/05/1997   $       98,718   $      153,383   $        -   $       60,052
     AIG Czech Republic posjistovna, a.s.                 08/01/2003           15,666           16,520            -           15,239
     AIG Europe S.A.                                      09/15/1998          676,756          851,031            -          870,020
     AIG Europe (Netherlands)                             09/20/2004          348,562           88,446            -          122,581
     AIG Mexico Seguros Interamericana, S.A. de C.V.      12/15/1997           75,696            8,519            -           75,259
     Landmark Insurance Company, Limited                  03/02/1998          375,323          224,850            -           51,687
     American General Life and Accident Ins. Co.          03/03/2003        7,446,053        8,572,671            -          602,213
     American General Life                                03/03/2003       18,781,087       21,488,480            -        2,176,470
     The United States Life Ins. Co. of the City of N Y   03/03/2003        2,866,352        3,348,197            -          422,660
     The Variable Annuity Life Insurance Company          03/03/2003       29,119,869       32,873,519            -        3,005,475
     AIG Edison Life Insurance Company                    08/29/2003        9,199,762       20,305,850            -          658,146
     American International Insurance Company             11/05/1997          285,253          684,164            -          284,328
     American International Insurance Company of Calif    12/15/1997           94,590           46,635            -           17,619
     American International Insurance Company of NJ       12/15/1997          165,466           41,935            -           24,978
     Minnesota Insurance Company                          12/15/1997           40,039           49,205            -           16,519
     AIG SunAmerica Life Assurance Company*               01/04/1999        5,137,351        6,590,567            -          836,490
     First SunAmerica Life Insurance Company *            01/04/1999        3,011,941        3,242,573            -          258,706
     SunAmerica Life Insurance Company *                  01/04/1999       45,124,182       67,186,999            -        5,008,984
     Lloyds Syndicate 1414                                12/15/2004          571,000          689,000            -          143,000
                                                                       --------------   --------------   ----------   --------------
       Total                                                           $  123,433,666   $  166,462,544   $        -   $   14,650,421
                                                                       --------------   --------------   ----------   --------------


*    The guaranteed Company is also backed by a support agreement issued by AIG.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."

     (in thousands)                                                                                    2004
                                                                                                      Equity
     Company                                            Ownership     Cost 2004      Equity 2004      Change
     -----------------------------------------------------------------------------------------------------------
     Common stock:
     -------------
     AIG Hawaii Insurance Company, Inc.                   100.00%    $     10,000    $     62,419   $      6,162
     AIG Non Life Holding Company (Japan), Inc.           100.00%         124,477         268,674         91,085
     American International Realty Corp.                   31.47%          29,581          27,280         (5,614)
     Eastgreen, Inc.                                       13.97%          12,804          13,580            537
     Pine Street Real Estate Holdings Corp.                31.47%           5,445          21,342            915
     Pine Street I Holdings LLC                             5.70%               -               -        (14,779)
     AIG Mexico Industrial, I.L.L.C.                       49.00%          36,720          36,720           (171)
     Americana International Life Insurance Company        22.48%          70,387         136,406         12,940
     American International Insurance Company              25.00%          25,000          75,714         37,473
     AIG Claim Services, Inc.                              50.00%          48,962          56,529         24,402
     AIG Technical Services, Inc.                          50.00%               -               -        (23,409)
     Transatlantic Holdings, Inc.                          34.00%          34,055       1,043,765        (47,437)
     21st Century Insurance Group                          16.69%         240,667         148,402         (1,637)
                                                                     ------------    ------------   ------------
     Total                                                           $    638,098    $  1,890,831   $     80,467
                                                                     ------------    ------------   ------------

     The remaining equity interest in these equities, except for 21st Century Insurance Group and Transatlantic Holdings, Inc is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined ownership percentage greater than 10%.

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations.

     The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rates and the average rate of increases in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for the discount rate and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $9.8 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is currently bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                                     2004
                                                     -----
     Discount rate                                    5.75%
     Average salary rate increase                     4.25%
     Medical trend rate year 1 *                     10.00%
     Medical trend rate year 6 and over *             5.00%

* The medical trend rate grades downward from years 1 through 6. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $127.3 thousand for 2004. Postretirement calculations are based principally on the formula described in AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $8,233,574,000. The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                                       Gross        Gross          NAIC
                                                                      Amortized     Unrealized   Unrealized       Market
                                                                        Cost           Gains       Losses         Value
                                                                    -------------   ----------   ----------   -------------
     2004
     Debt securities:
     U.S. governments:                                              $     409,872   $    2,471   $    3,542   $     408,801
     All other governments:                                               696,857        4,848          377         701,328
     States, territories and possessions:                               1,495,488       31,687        2,075       1,525,100
     Political subdivisions of states, territories and
      possessions:                                                      1,218,335       33,096        1,324       1,250,107
     Special revenue & special assessment obligation and
      all non-guaranteed obligations of agencies and authorities
      of government and their political subdivisions:                   3,642,185      137,274        3,314       3,776,145
     Public utilities:                                                     33,300          776           46          34,030
     Industrial & miscellaneous:                                          498,547       15,663          170         514,040
                                                                    -------------   ----------   ----------   -------------
     Total debt securities:                                         $   7,994,584   $  225,815   $   10,848   $   8,209,551
                                                                    -------------   ----------   ----------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                 Amortized          NAIC
                                                   Cost         Market Value
                                                -----------    -------------
     Due in one year or less                    $   645,776    $     699,528
     Due after one year through five years          548,675          554,970
     Due after five years through ten years       1,695,997        1,715,243
     Due after ten years                          4,931,680        5,060,819
     Mortgage-backed securities                     172,456          178,991
                                                -----------    -------------
     Total                                     $  7,994,584    $   8,209,551
                                               ============    =============

     Proceeds from sales of investments in debt securities during 2004 was $2,197,876,104. Gross gains of $15,434,053 and gross losses of $20,959,625 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,882,606,415 were deposited with regulatory authorities as required by law at December 31, 2004.

     Proceeds from sales of equity investments amounted to $2,307,027,792 in 2004. Gross gains of $121,647,744, and gross losses of $84,827,137, were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $1,692,148,901 and gross unrealized losses of $116,834,853.

     In 2004, the Company reported the following write downs on its investment in joint ventures and partnerships due to an other than temporary decline in fair value.

     Advanced Technology Ventures VI         $    3,444,136
     Sprout Capital IX                            3,403,470
     Advance Technology Ventures VII              2,452,176
     Items Less Than $1 Million                     633,657
                                             --------------
     Total                                   $    9,933,439
                                             --------------

     As of December 31, 2004 securities with a market value of $122,878,063 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $110,329,451 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                           Gross
                                                           Amortized     Unrealized   Number of
     2004                                                     Cost         Loss       Securities
     ----                                                -------------   ----------   ----------
     Less than six months                                $     196,932   $      434           49
     More than six months but less than nine months            869,782        4,882           85
     More than nine months but less than twelve months         147,699        1,193           11
     Twelve months or greater                                  426,685        4,339           36
                                                         -------------   ----------   ----------
     Total                                               $   1,641,098   $   10,848          181
                                                         -------------   ----------   ----------

     The Company plans to hold its securities until the gross unrealized losses are recovered.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company has reinsurance recoverables in dispute of $76,202,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

     (in thousands)
     --------------
                                Unearned Premium         Paid Losses and            Unpaid Losses and
                                    Reserves         Loss Adjustment Expenses   Loss Adjustment Expenses
                               ------------------    ------------------------   ------------------------
     2004
     Affiliates                $        3,314,793    $                 (4,950)  $             12,392,072
     Non-Affiliates                       467,677                     250,942                  2,844,971
                               ------------------    ------------------------   ------------------------
     Total                     $        3,782,470    $                245,992   $             15,237,043
                               ------------------    ------------------------   ------------------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written         Earned
                                                 ------------   ------------
     2004
     Direct business                             $  6,125,467   $  5,785,036
     Reinsurance assumed
       Affiliates                                  11,048,099     10,535,993
       Non-Affiliates                                  20,449         21,525
                                                 ------------   ------------
     Reinsurance ceded
       Affiliates                                   8,878,722      8,379,091
       Non-Affiliates                               1,325,462      1,440,719
                                                 ------------   ------------
     Net premiums                                $  6,989,831   $  6,522,744
                                                 ------------   ------------

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,100,303,082 and initial deposit liabilities of $(558,125,427). As of December 31, 2004, the Company had a remaining deposit asset of $1,772,153,819, after taking into account interest income of $106,939,323, loss recoveries of $443,864,894 and additional deposits of $8,776,308, and a remaining deposit liability of (465,475,220) after taking into account interest expense of $(36,813,398), loss payouts of $99,531,370 and amortization of margin of $45,282,487 and additional deposit liabilities of $(15,350,252). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $133,437,339.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

      (in thousands)

                    NAIC
     Federal ID    Company
       Number       Code                        Reinsurer                           Amount
     -----------------------------------------------------------------------------------------
     Affiliates                                                                 $   14,143,984
                                                                                --------------
     Non-Affiliates

     13-3029255     39322     GENERAL SECURITY NATIONAL                                 21,704
     75-1444207     30058     SCOR REINSURANCE COMPANY                                 111,886
     AA-3190433               COMMERCIAL RISK REINSURANCE CO. LTD.                          16
     AA-1320276               SCOR                                                         104
     AA-1560745               SCOR CANADA REINSURANCE COMPANY                              954
                              SCOR RE ASIA-PACIFIC PTE LTD.                                 53
     AA-1320276               SCOR SA                                                      644
     AA-1121300               SCOR UK COMPANY LTD.                                         401
                                                                                --------------
                              Total SCOR Reinsurance Group                      $      135,762
                                                                                --------------

     13-4924125     10227     AMERICAN RE-INSURANCE COMPANY                            119,853
     58-0828824     66346     MUNICH AMERICAN REASSURANCE                                   37
     AA-1120697               GREAT LAKES REINSURANCE (UK) PLC.                            449
     AA-1340165               MUNCHENER RUCKVERSICHERUNGS GESELLSCHAFT                  10,583
     AA-1560600               MUNICH RE OF CANADA                                        1,293
     AA-1931000               MUNICH REINS CO OF AUSTRALASIA LTD                         1,156
     AA-1120011               MUNICH REINS                                                   -
     AA-1460100               NEW REINSURANCE COMPANY                                        -
                                                                                --------------
                              Total Munich Re Group                             $      133,371
                                                                                --------------

     AA-1126002               LLOYDS 0002                                                1,016
     AA-1126033               LLOYDS 0033                                                    -
     AA-1126040               LLOYDS 0040                                                  211
     AA-1126047               LLOYDS 0047                                                  220
     AA-1126051               LLOYDS 0051                                                  267
     AA-1126052               LLOYDS 0052                                                  120
     AA-1126053               LLOYDS 0053                                                5,732
     AA-1126055               LLOYDS 0055                                                   53
     AA-1126062               LLOYDS 0062                                                   41
     AA-1126079               LLOYDS 0079                                                2,292
     AA-1126102               LLOYDS 0102                                                  163
     AA-1126112               LLOYDS 0112                                                   99
     AA-1126138               LLOYDS 0138                                                  132
     AA-1126183               LLOYDS 0183                                                1,405
     AA-1126187               LLOYDS 0187                                                   35
     AA-1126190               LLOYDS 0190                                                5,927
     AA-1126205               LLOYDS 0205                                                1,066
     AA-1126219               LLOYDS 0219                                                  768

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126227               LLOYDS 0227                                                  202
     AA-1126250               LLOYDS 0250                                                  146
     AA-1126270               LLOYDS 0270                                                  237
     AA-1126282               LLOYDS 0282                                                  975
     AA-1126314               LLOYDS 0314                                                  134
     AA-1126318               LLOYDS 0318                                                1,652
     AA-1126329               LLOYDS 0329                                                  159
     AA-1126340               LLOYDS 0340                                                   31
     AA-1126362               LLOYDS 0362                                                  467
     AA-1126375               LLOYDS 0375                                                  232
     AA-1126376               LLOYDS 0376                                                1,631
     AA-1126382               LLOYDS 0382                                                  270
     AA-1126386               LLOYDS 0386                                                  105
     AA-1126435               LLOYDS 0435                                                2,370
     AA-1126456               LLOYDS 0456                                                  298
     AA-1126457               LLOYDS 0457                                                  367
     AA-1126483               LLOYDS 0483                                                   45
     AA-1126484               LLOYDS 0484                                                   31
     AA-1126488               LLOYDS 0488                                                  676
     AA-1126490               LLOYDS 0490                                                   68
     AA-1126507               LLOYDS 0507                                                  521
     AA-1126510               LLOYDS 0510                                                4,519
     AA-1126529               LLOYDS 0529                                                  200
     AA-1126535               LLOYDS 0535                                                  197
     AA-1126557               LLOYDS 0557                                                  251
     AA-1126566               LLOYDS 0566                                                  671
     AA-1126570               LLOYDS 0570                                                  636
     AA-1126575               LLOYDS 0575                                                   85
     AA-1126582               LLOYDS 0582                                                  124
     AA-1126588               LLOYDS 0588                                                  281
     AA-1126609               LLOYDS 0609                                                  587
     AA-1126623               LLOYDS 0623                                                  896
     AA-1126625               LLOYDS 0625                                                   46
     AA-1126626               LLOYDS 0626                                                   29
     AA-1126672               LLOYDS 0672                                                1,980
     AA-1126683               LLOYDS 0683                                                  205
     AA-1126727               LLOYDS 0727                                                  423
     AA-1126735               LLOYDS 0735                                                  149
     AA-1126741               LLOYDS 0741                                                  177
     AA-1126744               LLOYDS 0744                                                  142
     AA-1126780               LLOYDS 0780                                                  866
     AA-1126800               LLOYDS 0800                                                1,730
     AA-1126807               LLOYDS 0807                                                   16
     AA-1126824               LLOYDS 0824                                                3,734
     AA-1126839               LLOYDS 0839                                                2,475
     AA-1126861               LLOYDS 0861                                                  973
     AA-1126947               LLOYDS 0947                                                   49
     AA-1126957               LLOYDS 0957                                                  120
     AA-1126958               LLOYDS 0958                                                1,651
     AA-1126959               LLOYDS 0959                                                  156
     AA-1126960               LLOYDS 0960                                                   61
     AA-1126990               LLOYDS 0990                                                  350

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126991               LLOYDS 0991                                                  289
     AA-1126994               LLOYDS 0994                                                  118
     AA-1127003               LLOYDS 1003                                                5,644
     AA-1127007               LLOYDS 1007                                                  496
     AA-1127009               LLOYDS 1009                                                1,633
     AA-1127023               LLOYDS 1023                                                   50
     AA-1127027               LLOYDS 1027                                                  124
     AA-1127036               LLOYDS 1036                                                  131
     AA-1127047               LLOYDS 1047                                                  508
     AA-1127069               LLOYDS 1069                                                   87
     AA-1127084               LLOYDS 1084                                                1,839
     AA-1127096               LLOYDS 1096                                                  242
     AA-1127101               LLOYDS 1101                                                  120
     AA-1127141               LLOYDS 1141                                                  119
     AA-1127173               LLOYDS 1173                                                1,199
     AA-1127183               LLOYDS 1183                                                  698
     AA-1127185               LLOYDS 1185                                                   71
     AA-1127200               LLOYDS 1200                                                  222
     AA-1127205               LLOYDS 1205                                                   40
     AA-1127206               LLOYDS 1206                                                  210
     AA-1127207               LLOYDS 1207                                                  432
     AA-1127208               LLOYDS 1208                                                   32
     AA-1127209               LLOYDS 1209                                                  993
     AA-1127212               LLOYDS 1212                                                4,621
     AA-1127215               LLOYDS 1215                                                1,408
     AA-1127218               LLOYDS 1218                                                  488
     AA-1127221               LLOYDS 1221                                                  588
     AA-1127223               LLOYDS 1223                                                   45
     AA-1127224               LLOYDS 1224                                                  143
     AA-1127225               LLOYDS 1225                                                  245
     AA-1127227               LLOYDS 1227                                                1,668
     AA-1127234               LLOYDS 1234                                                   38
     AA-1127236               LLOYDS 1236                                                   33
     AA-1127239               LLOYDS 1239                                                   80
     AA-1127241               LLOYDS 1241                                                1,767
     AA-1127243               LLOYDS 1243                                                  703
     AA-1127245               LLOYDS 1245                                                  155
     AA-1127265               LLOYDS 1265                                                    4
     AA-1127301               LLOYDS 1301                                                   82
     AA-1127308               LLOYDS 1308                                                   29
     AA-1127411               LLOYDS 1411                                                  128
     AA-1127688               LLOYDS 1688                                                  176
     AA-1127861               LLOYDS 1861                                                2,026
     AA-1127900               LLOYDS 1900                                                  930
     AA-1128000               LLOYDS 2000                                                  657
     AA-1128001               LLOYDS 2001                                                8,453
     AA-1128002               LLOYDS 2002                                                   76
     AA-1128003               LLOYDS 2003                                               18,500
     AA-1128010               LLOYDS 2010                                                  718
     AA-1128011               LLOYDS 2011                                                1,085
     AA-1128020               LLOYDS 2020                                               12,168
     AA-1128027               LLOYDS 2027                                                1,766
     AA-1128121               LLOYDS 2121                                                    -
     AA-1128147               LLOYDS 2147                                                  219
     AA-1128183               LLOYDS 2183                                                  124
     AA-1128241               LLOYDS 2241                                                  239

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1128323               LLOYDS 2323                                                   83
     AA-1128376               LLOYDS 2376                                                  228
     AA-1128488               LLOYDS 2488                                                2,869
     AA-1128591               LLOYDS 2591                                                  693
     AA-1128623               LLOYDS 2623                                                  422
     AA-1128724               LLOYDS 2724                                                  101
     AA-1128741               LLOYDS 2741                                                   98
     AA-1128791               LLOYDS 2791                                                5,092
     AA-1128987               LLOYDS 2987                                                2,791
     AA-1129000               LLOYDS 3000                                                  689
     AA-1129030               LLOYDS 3030                                                  242
     AA-1126004               LLOYDS 4444                                                    -
     AA-1126003               LLOYDS 5000                                                  966
     AA-1122000               LLOYD'S UNDERWRITERS                                      61,972
     AA-1128020               WELLINGTON U/W FOR LLOYDS 2020                                 3
     AA-1128468               LLOYDS 2468                                                   27
     AA-1129210               LLOYDS 3210                                                1,057
                                                                                --------------
                              Total Lloyds Underwriters and Syndicates          $      205,934
                                                                                --------------

     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                            -
     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                        7,105
     13-1675535    25364      SWISS REINSURANCE AMERICA CORP                           184,140
     AA-1460045               EUROPEAN REINSURANCE COMPANY OF ZURICH                        12
     AA-1120950               MERCANTILE & GENERAL REINSURANCE CO. LTD.                      -
     AA-1121405               SR INTERNATIONAL BUSINESS INSURANCE CO. LTD.                 189
     AA-1340045               SWISS RE - GERMANY                                         2,723
     AA-1930040               SWISS RE AUSTRALIA BRANCH                                  3,743
     AA-1360240               SWISS RE ITALIA SPA                                            -
     AA-1121400               SWISS REINSURANCE CO. (UK) LTD.                              541
     AA-1560160               SWISS REINSURANCE COMPANY CANADA                           1,384
     AA-1460155               SWISS REINSURANCE COMPANY                                      -
     AA-1460146               SWISS REINSURANCE COMPANY                                  3,535
                                                                                --------------
                              Total Swiss Re Group                              $      203,372
                                                                                --------------


     06-0949141    33197      COLOGNE REINSURANCE CO OF AMERICA                          1,218
     75-1588101    35882      GEICO GENERAL INS CO                                         451
     13-2572994    86258      GENERAL & COLOGNE LIFE RE OF AMERICA                       2,427
     13-2673100    22039      GENERAL REINSURANCE CORPORATION                          180,047
     13-1958482    11967      GENERAL STAR NATIONAL INSURANCE CO                         2,333
     06-1024360    38962      GENESIS INSURANCE COMPANY                                      -
     47-0355979    20087      NATIONAL INDEMNITY COMPANY                                45,349
     75-1670124    38318      REPUBLIC INSURANCE COMPANY                                 1,698
     13-2953213    36048      UNIONE ITALIANA REINS CO OF AMERICA                          460
     06-0876629    37362      GENERAL STAR INDEMNITY                                         9
                              BERKSHIRE HATHAWAY INTERNATIONAL                             319
     AA-1340003               EUROPA RUCKVERSICHERUNGS AG.                                   -
     AA-1120363               FARADAY REINSURANCE CO. LTD.                                 933
     AA-1930285               GENERAL AND COLOGNE RE AUS (NEW ZEALAND BRANCH)               88
     AA-1220070               GENERAL COLOGNE RE RUCKVERS-AG, WIEN                         270
     AA-1930285               GENERAL RE AUSTRALIA LTD                                     797
     AA-1120668               GENERAL RE UK LTD                                            154
     AA-1340145               KOLNISCHE RUCKVERSICHERUNGS GESELLSCHAFT                      68
                                                                                --------------
                              Total Berkshire Hathaway Group                    $      236,621
                                                                                --------------
                              Total Non-Affiliates                              $      915,061
                                                                                --------------
                                Total                                           $   15,059,044
                                                                                ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance         Ceded Reinsurance                  Net
                        ------------------------   ------------------------   --------------------------
                          Premium     Commission      Premium    Commission     Premium      Commission
     (in thousands)       Reserves      Equity       Reserves      Equity       Reserves       Equity
     Affiliated         $ 5,283,256   $  672,080   $ 3,314,793   $  398,922   $  1,968,463   $  273,158
     Non Affiliated           6,117          778       467,677       56,283   $   (461,560)     (55,505)
                        -----------   ----------   -----------   ----------   ------------   ----------
     Total              $ 5,289,373   $  672,858   $ 3,782,470   $  455,205   $  1,506,903   $  217,653
                        -----------   ----------   -----------   ----------   ------------   ----------

     The Company reported in its 2004 underwriting results $61,922,748 of statutory loss comprised of premiums earned of $(8,314,944) and losses incurred of $53,607,804 as a result of commutations with the following reinsurers:

     Company                                         Amount
     -------                                     ---------------
     Farm Bureau Mutual                          $       634,281
     Providence Washington                              (17,272)
     TIG Insurance Co.                                 (869,936)
     Aviabel S.A.                                        274,100
     Royal and Sun Alliance PLC                          234,088
     CX Reinsurance                                    4,273,740
     SCOR Re                                          21,276,221
     AXA Corporate Solutions                           3,474,997
     AXA Albingia                                      5,837,110
     National Indemnity Co.                            2,670,601
     General Re Corp.                                 16,089,880
     Trenwick America                                    583,625
     Cottrell Syndicate                                 (66,993)
     Converium Reins.                                  7,528,306
                                                 ---------------
     Total                                       $    61,922,748
                                                 ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

                                                                  Assumed              Ceded
                                                              ---------------    ---------------
     Retroactive Reinsurance for the year ended December 31, 2004 a  Reserves Transferred:
     1) Initial Reserves                                      $   216,347,022    $   157,334,919
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (181,238,187)       (51,367,218)
                                                              ---------------    ---------------
     4) current total                                         $    35,108,835    $   105,967,701
                                                              ---------------    ---------------

     b  Consideration Paid or Received:
     1) Initial Reserves                                      $   194,940,000    $   276,436,985
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (180,000,000)       (18,038,159)
                                                              ---------------    ---------------
     4) current total                                         $    14,940,000    $   258,398,826
                                                              ---------------    ---------------

     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                         $     1,431,885    $   296,392,127
     2) current year                                                1,780,466         29,567,178
                                                              ---------------    ---------------
     3) current total                                         $     3,212,351    $   325,959,305
                                                              ---------------    ---------------

     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                          $             -    $    47,558,663
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                                          -         34,019,179
                                                              ---------------    ---------------
     4) current year restricted surplus                                     -         81,577,842
                                                              ---------------    ---------------
     5) cumulative total transferred to unassigned funds      $             -    $     1,805,141
                                                              ---------------    ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     All cedents and reinsurers involved in all transactions included in summary totals above: (in thousands)

        Code               Company                                       Assumed          Ceded
     ----------   --------------------------------                    -------------   --------------
     AA-1320035   AXA RE                                              $           -   $    1,010,036
       19453      TRANSRECO                                                       -        1,046,700
     AA-3194128   ALLIED WORLD ASSURANCE CO. LTD                                  -            9,276
     AA-3194126   ARCH REINSURANCE LTD.                                           -           18,552
     AA-3194130   ENDURANCE SPECIALTY INSURANCE                                   -          169,141
     AA-1121425   MARKEL INTL INSURANCE CO LTD.                                   -          130,422
       39845      EMPLOYERS REINSURANCE CO                                        -          111,902
       10357      PLATINUM UNDERWRITERS REINSURA                                  -           75,294
       23043      LIBERTY MUTUAL                                                  -           51,855
       22977      LUMBERMENS MUTUAL CASUALTY CO                                   -          172,826
       42439      TOA RE INS CO OF AMERICA                                        -          220,239
     AA-1121366   SPHERE DRAKE INSURANCE LTD                                      -            4,272
     AA-1340099   ALLIANZ MARINE & AVIATION VERS                                  -           48,188
       30058      SCOR REINS. CO.                                                 -           14,815
     AA-3190800   ALEA (BERMUDA) LTD.                                             -          247,686
     AA-1120355   CX REINSURANCE COMPANY LTD.                                     -          345,653
     AA-1340125   HANNOVER RUCKVERSICHERUNGS AG.                                  -          315,165
       19895      ATLANTIC MUTUAL INS. CO.                                        -           12,599
     AA-1930320   GORDIAN RUNOFF LTD.                                             -           47,405
     AA-1320105   COMPAGNIE TRANSCONTINENTALE DE                                  -            3,161
     AA-1340085   E&S RUCKVERSICHERUNGS AG                                        -            5,057
     AA-1340255   WURTTEMBURGISCHE VERSICHERUNG,                                  -          143,753
     AA-1120440   COPENHAGEN REINSURANCE (U.K.)                                   -            2,850
     AA-1120140   ALLIANZ CORNHILL INS PLC                                        -          152,894
     AA-1121400   SWISS REINSURANCE CO. (UK) LTD                                  -          114,670
     AA-1460080   HELVETIA, COMPAGNIE SUISSE D'A                                  -          123,217
     AA-1460025   LA BALOISE INS. CO. LTD.                                        -           61,268
       10103      AMERICAN AGRICULTURAL INS. CO.                                  -           28,846
       10227      AMERICAN REINSURANCE                                            -          149,413
       24767      ST. PAUL F&M-MN.                                                -          596,521
       25070      CLEARWATER INS. CO                                              -          186,608
     AA-1340218   TELA VERSICHERUNG AKT.                                          -           42,755
       22969      GE REINSURANCE CORP.                                            -           77,820
     AA-1120512   GE SPECIALTY                                                    -            8,583
       25364      SWISS RE AMERICA CORP.                                          -        1,663,382
       20443      CONTINENTAL CASUALTY COMPANY                                    -          157,361
       13021      UNITED FIRE & CASUALTY COMPANY                                  -            1,596
     AA-1120481   QBE INT'L INS LTD                                               -           91,477
     AA-1560483   HANNOVER RE-CANADA                                              -          285,264
     AA-3190256   LYNDON PROPERTY INS. CO.                                        -          262,666
       10048      HYUNDAI M & F INS CO (US BR)                                    -            2,394
     AA-1126002   LLOYDS 0002                                                     -          152,894
     AA-1126033   LLOYDS 0033                                                     -            1,422
     AA-1126040   LLOYDS 0040                                                     -            2,850
     AA-1126079   LLOYDS 0079                                                     -           14,278
     AA-1126112   LLOYDS 0112                                                     -            4,284
     AA-1126122   LLOYDS 0122                                                     -            2,850
     AA-1126183   LLOYDS 0183                                                     -            5,714

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126205   LLOYDS 0205                                                     -           60,351
     AA-1126376   LLOYDS 0376                                                     -            2,850
     AA-1126483   LLOYDS 0483                                                     -            4,284
     AA-1126484   LLOYDS 0484                                                     -            2,136
     AA-1126535   LLOYDS 0535                                                     -           90,536
     AA-1126957   LLOYDS 0957                                                     -           80,158
     AA-1126990   LLOYDS 0990                                                     -           30,887
     AA-1126991   LLOYDS 0991                                                     -            2,850
     AA-1127003   LLOYDS 1003                                                     -            4,284
     AA-1127047   LLOYDS 1047                                                     -            1,422
     AA-1127212   LLOYDS 1212                                                     -          184,638
     AA-1127215   LLOYDS 1215                                                     -            2,850
     AA-1127221   LLOYDS 1221                                                     -           90,536
     AA-1128488   LLOYDS 2488                                                     -          201,255
     AA-1126034   LLOYDS 0034                                                     -           11,416
     AA-1128001   LLOYDS 2001                                                     -           45,869
     AA-1127241   LLOYDS 1241                                                     -          230,005
       82627      SWISS RE LIFE & HEALTH AMERICA                                  -          329,391
       31089      REPUBLIC WESTERN INS CO                                         -            3,990
       38776      FOLKSAMERICA REINSURANCE CO.                                    -          224,413
       36552      AXA CORPORATE SOLUTIONS                                         -           29,945
       39322      GENERAL SECURITY NATIONAL                                       -          231,626
       34894      TRENWICK AMERICA RE                                             -          197,048
       32603      BERKLEY INS CO                                                  -           74,706
     AA-1320035   AXA RE                                                          -          128,186
     AA-1120126   ALEA LONDON LTD.                                                -           76,448
       39675      PMA CAPITAL INS CO                                              -          149,413
     AA-1560745   SCOR CANADA REINSURANCE COMPAN                                  -          368,694
       42439      TOA-RE INS CO.                                                  -          244,381
     AA-1340090   GE FRANKONA RUCKVERSICHERUNGS                                   -           13,960
     AA-3190529   GAI INS CO. LTD.                                                -          128,015
       23680      ODYSSEY AMER RE CORP.                                           -        1,130,478
     AA-3190005   AMERICAN INTERNATIONAL REINS. CO., LTD.                         -       60,988,320
       15032      GUIDEONE MUTUAL INS. CO.                               10,676,730                -
     AA-3191086   ASTRO LTD.                                                      -          629,737
       10535      ALASKA SCHOOLS INS. CO.                                         -           42,875
     AA-3160040   DBB INSURANCE CO. LTD.                                          -          176,271
         -        UPINSCO INC.                                                    -        3,225,796
         -        P.E.G. REINSURANCE CO.                                          -       27,014,844
         -        BUILDERS INS. CO., LTD.                                         -          137,439
       19399      AIU INSURANCE CO.                                       1,017,636          977,522
       19380      AMERICAN HOME ASSURANCE CO.                             4,842,225                -
       19445      NATIONAL UNION INS. CO. OF PITTSBURGH, PA.             18,572,244                -
                                                                      -------------   --------------
                  Total                                               $  35,108,835   $  105,967,700
                                                                      =============   ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under New York law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10% of the Company's statutory surplus as of December 31, 2004, or 100% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $339,364,318. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses     $ 1,570,673,421
     (b) Non-admitted asset values       $  (812,118,702)
     (c) Separate account business       $             -
     (d) Assets valuation reserves       $             -
     (e) Provision for reinsurance       $  (376,737,564)

     The Company has 1,758,158 shares authorized, 1,695,054 shares issued and outstanding of common stock with a par value per share of $15. The Company has no preferred stock outstanding.

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(23,965,836) of which $(18,758,541) are recovered or recoverable. Thus, the net incurred is $(5,207,295). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3.2 billion and the amount billed and recoverable on paid claims was $367.2 million, of which $21 million was non-admitted.

     The Company underwrites a significant concentration of its direct business with brokers.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's percentage of direct policyholder dividend participating policies is 0.05%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $532,291 in 2004.

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                         2004
                                                    --------------
     Guaranty funds receivable or on deposit        $   18,705,671
     Loss funds on deposit                              84,258,451
     Outstanding loss drafts                           277,641,408
     Accrued recoverables                                5,963,040
     Servicing carrier receivable                        6,453,194
     Other                                             (21,116,448)
                                                    --------------
     Other assets                                   $  371,905,316
                                                    --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $103.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, the Company was named as a plaintiff in this case. The Company believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of the Company pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of the Company pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, the Company, and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, products liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  290,476
       Incurred losses and loss adjustment expenses                      570,279
       Calendar year payments for losses and loss adjustment expense      77,549
                                                                      ----------
       Ending reserves                                                $  783,206
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $  103,263
       Incurred losses and loss adjustment expenses                      275,687
       Calendar year payments for losses and loss adjustment expense      30,688
                                                                      ----------
       Ending reserves                                                $  348,262
                                                                      ==========

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  194,043
       Incurred losses and loss adjustment expenses                      111,080
       Calendar year payments for losses and loss adjustment expense      41,607
                                                                      ----------
       Ending reserves                                                $  263,516
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $   80,833
       Incurred losses and loss adjustment expenses                       82,751
       Calendar year payments for losses and loss adjustment expense      21,559
                                                                      ----------
       Ending reserves                                                $  142,025
                                                                      ==========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote. Certain annuities are purchased from affiliates of the Company.

     Loss Reserves Eliminated By Annuities    Unrecorded Loss Contingencies

                 $665,100,000                          $649,400,000

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $319.3 million. The Company expects only a small portion will be called during 2005.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

11.  Liability for Unpaid Losses and Loss Adjustment Expenses

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

(in thousands)
     --------------
                                                              2004
                                                         -------------
     Net Balance at January 1                            $  13,824,608
       Less reinsurance recoverable                          7,436,153
                                                         -------------
                                                             6,388,455

     Incurred related to:
       Current year                                          4,654,796
       Prior years                                           1,702,614
                                                         -------------
     Total incurred                                          6,357,410
                                                         -------------
     Paid related to:
       Current year                                            933,937
       Prior years                                           2,454,129
                                                         -------------
    Total paid                                               3,388,066
                                                         -------------

     Net Balance at December 31                              9,357,799
       Plus unpaid losses and LAE recoverable                6,094,528
                                                         -------------
                                                         $  15,452,327
                                                         =============

     Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment.

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years has increased by $868,784,000 in calendar years 2004. This increase was generally the result of actual loss emergence in the 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $161,123,000 at December 31, 2004.

12.  Subsequent Events (Unaudited)

     In late August 2005, a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $60.3 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company's domiciliary regulator. The CMA expires 12 months after issuance. The Parent Company is currently considering an additional capital contribution.

                            PART C: OTHER INFORMATION

Item 26. Exhibits

(a)     Board of Directors Resolution.

        (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b)     Custodian Agreements. Inapplicable.

(c)     Underwriting Contracts.

        (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (26)

        (2)     Form of Selling Group Agreement. (27)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)     Contracts.

        (1) Specimen form of the "Platinum InvestorSM II" Flexible Premium Variable Life Insurance Policy (Policy Form No. 97610). (1)

(e)     Applications.

        (1) Specimen form of Life Insurance Application - Part A, Form No. AGLC 100565-2003. (13)

        (2) Specimen form of Life Insurance Application - Part B, Form No. AGLC 100566-2003. (13)

        (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. L8992-97 Rev0504. (32)

        (4)     Form of Service Request Form, Form No. L8993 Rev1204. (32)

        (5) Form of Cash Disbursement Request Form, Form No. AGLC 0109 Rev0103. (27)

        (6)     Form of Assignment Form, Form No. AGLC 0205 Rev0103. (27)

        (7) Form of Electronic Funds Authorization Form, Form No. AGLC 0220 Rev0103. (27)

        (8)     Form of Name and Address Change Form, Form No. AGLC 0222
                Rev0103. (27)

        (9) Form of Request for Change of Ownership on a Life Insurance Policy Form, Form No. VUL 0013 Rev1202. (27)

        (10) Form of Request for Full Cash Surrender Value Form, Form No. VUL 0015 Rev1202. (27)

        (11)    Form of Change of Beneficiary Form, Form No. VUL 0016 Rev1202.
                (27)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

        (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

        (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (35)

(g)     Reinsurance Contracts.    Inapplicable.

(h)     Participation Agreements.

        (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

        (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (17)

        (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General

                        Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (30)

        (2)(a) Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

        (2)(b) Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

        (2)(c) Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (19)

        (2)(d) Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (17)

        (2)(e) Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (23)

         (3)(a) Form of Participation Agreement Between American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (6)

        (3)(b) Amendment One to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated December 1, 1998. (8)

        (3)(c) Form of Amendment Two to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated September 1, 1999. (34)

        (3)(d) Form of Amendment to Participation Agreement by and among American General Life Insurance Company, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. dated October 31, 2003. (34)

        (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

        (4)(b) Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (19)

        (5)(a) Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP., Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (9)

        (5)(b) Amendment Number 1 to Participation Agreement by and among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, Van Kampen American Capital Distributors, Inc., American General Life Insurance Company and American General Securities Incorporated. (11)

        (5)(c) Amendment Number 2 to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP, American General Life Insurance Company, and American General Securities Incorporated. (6)

        (5)(d) Form of Amendment Seven to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (17)

        (5)(e) Form of Amendment Nine to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Securities Incorporated. (25)

        (5)(f) Form of Amendment Ten to Participation Agreement among Morgan Stanley Universal Funds, Inc., Van Kampen American Capital Distributors, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd LLP, American General Life Insurance Company and American General Distributors, Inc. (28)

        (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

        (7)(a) Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

        (7)(b) Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

        (7)(c) Form of Amendment Two to Amended and Restated Participation Agreement among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Distributors, Inc. and Van Kampen American Capital Asset Management, Inc. (6)

        (7)(d) Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
                        (17)

        (7)(e) Form of Amendment Eight to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated.
                        (25)

        (7)(f) Form of Amendment Nine to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (28)

        (8)(a) Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (15)

        (8)(b) Form of Assignment and Modification Agreement by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (15)

        (8)(c) Form of Amendment to Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (23)

        (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (19)

        (10)(a) Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (19)

        (10)(b) Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (31)

        (11)(a) Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (19)

        (12)(a) Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (19)

        (13)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (19)

        (14)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

        (14)(b) Form of Amendment No. 3 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company.
                        (31)

        (15)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of October 1, 2002. (16)

        (16)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (19)

        (16)(b) Form of Amendment No. 3 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company.
                        (31)

        (17)(a) Form of Participation Agreement by and among American General Life Insurance Company and SunAmerica Series Trust. (20)

        (17)(b) Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (33)

        (17)(c) Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (23)

        (18)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (15)

        (18)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and American General Life Insurance Company and American Century Investment Management, Inc. (33)

        (19)(a) Form of Administrative Services Agreement between American General Life Insurance Company and fund distributor. (5)

        (20)(a) Form of Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrerd LLP and Morgan Stanley Dean Witter Investment Management Inc. (14)

        (20)(b) Form of Amendment One to Administrative Services Agreement between American General Life Insurance Company, Miller Anderson & Sherrard LLP and Morgan Stanley Dean Witter Investment Management Inc. (23)

        (21)(a) Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (21)

        (22)(a) Form of Amended and Restated Administrative Services Agreement dated as of April 1, 2004, between American General Life Insurance Company and AIM Advisors, Inc.
                        (33)

        (23)(a) Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation. (4)

        (23)(b) Amendment to Administrative Services Agreement dated as of August 11, 1998, between American General Life Insurance Company and The Dreyfus Corporation effective as of December 1, 1998. (4)

        (23)(c) Form of Agreement Addendum between American General Life Insurance Company and The Dreyfus Corporation dated November 17, 1999. (34)

        (23)(d) Form of Amendment Two to Administrative Services Agreement between American General Life Insurance Company and The Dreyfus Corporation, dated January 3, 2000. (34)

        (24)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (31)

        (25)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (15)

        (26)(a) Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (19)

        (27)(a) Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (19)

        (28)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (12)

        (28)(b) Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (22)

        (28)(c) Form of Amendment No. 3 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of July 30, 2004. (16)

        (29)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (31)

        (30)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (19)

        (31)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (19)

        (32)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (19)

        (33)(a) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company. (20)

        (34)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (31)

        (35)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (31)

        (36)(a) Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (31)

        (36)(b) Form of Amendment No. 1 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (31)

        (37)(a) Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (31)

        (37)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (31)

        (38)(a) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company.
                        (31)

        (39)(a) Form of Participation Agreement by and between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American General Life Insurance Company. (29)

        (40)(a) Form of Administrative Services Agreement by and between Goldman, Sachs & Co. and American General Life Insurance Company. (29)

        (41)(a) Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (16)

        (42)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (33)

(i)     Administrative Contracts.

        (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (7)

        (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (18)

        (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (18)

        (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (18)

        (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (18)

        (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (18)

        (2)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (18)

        (2)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (33)

(j)     Other Material Contracts.

        (1) General Guarantee Agreement from American Home Assurance Company on behalf of American General Life Insurance Company. (35)

(k)     Legal Opinions.

        (1) Opinion and Consent of Steven A. Glover, Senior Counsel of American General Life Companies. (6)

        (2) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC.
                        (24)

        (3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (Filed herewith)

(l)     Actuarial Opinions.

        (1) Opinion of Wayne A. Barnard, Senior Vice President & Chief Actuary of American General Life Insurance Company. (6)

        (2) Opinion and Consent of American General Life Insurance Company's actuary. (24)

(m)     Calculation. None

(n)     Other Opinions.

        (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)     Omitted Financial Statements. None

(p)     Initial Capital Agreements. None

(q)     Redeemability Exemption.

        (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (33)

----------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(4) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on January 15, 1999.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on August 25, 1999.

(12) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(13) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 12, 2000.

(15) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(16) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(17) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(18) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(19) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(21) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(22) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(23) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(24) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(25) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(26) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(27) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(28) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on January 23, 2003.

(29) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-90787) of American General Life Insurance Company Separate Account VL-R filed on December 19, 2003.

(30) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(31) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(32) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2004.

(33) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(34) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on June 10, 2004.

(35) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

Item 27. Directors and Officers of the Depositor

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               --------------------------------------------------------------
Rodney O. Martin, Jr.                  Director, Chairman of the Board of Directors, President and
2929 Allen Parkway                     Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff                    Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                         Director and Chairman-Affluent & Corporate Markets Profit
830 Third Avenue                       Center
New York, NY 10022

David L. Herzog                        Director
70 Pine Street
New York, NY 10270

Richard A. Hollar                      Director, President-Life Brokerage Profit Center and Chief
750 West Virginia Street               Executive Officer-Life Brokerage Profit Center
Milwaukee, WI 53204

Royce G. Imhoff, II                    Director, President-Affluent & Corporate Markets Profit
2929 Allen Parkway                     Center and Chief Executive Officer-Affluent & Corporate
Houston, TX 77019                      Markets Profit Center

Ernest T. Patrikis                     Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                        Director, Executive Vice President and Chief Administrative
2929 Allen Parkway                     Officer
Houston, TX 77019

Christopher J. Swift                   Director, Executive Vice President and Chief Financial Officer
2929 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
James W. Weakley                       Director, President-Group Benefits & Financial Institutions,
2929 Allen Parkway                     and AIG Workplace Solutions Profit Center and
Houston, TX 77019                      Chief Executive Officer-Group Benefits & Financial
                                       Institutions, and Workplace Solutions Profit Center

Thomas L. Booker                       President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien                    President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong                     Executive Vice President
3600 Route 66
Neptune, NJ 07754

Rebecca G. Campbell                    Executive Vice President, Human Resources
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson                     Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Stephen A. Appleyard                   Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                          Senior Vice President, SPIA
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                       Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Robert M. Beuerlein                    Senior Vice President and Chief Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson                     Senior Vice President and Chief Information Officer
2727 Allen Parkway
Houston, TX 77019

James A. Galli                         Senior Vice President and Chief Business Development
830 Third Avenue                       Officer
New York, NY 10022

William F. Guterding                   Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.                 Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel                      Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                       Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson                      Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                         Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech                         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Kent D. Major                          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo                       Senior Vice President
2727 Allen Parkway
Houston, TX 77019

John W. Penko                          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi                       Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts                      Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner                  Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett                       Senior Vice President
2727 Allen Parkway
Houston, TX 77019

James P. Steele                        Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Robert E. Steele                       Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Dan E. Trudan                          Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps                      Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman                    Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon                        Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                         Vice President
2727 Allen Parkway
Houston, TX 77019

Paul Bell, III                         Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen                      Vice President
2727-A Allen Parkway
Houston, TX 77019

James B. Brown                         Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
David W. Butterfield                   Vice President
3600 Route 66
Neptune, NJ 07754

Michael Candy                          Vice President
2929 Allen Parkway
Houston, TX 77019

Robert W. Chesner                      Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey                    Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                         Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi                       Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack                     Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs                        Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield                 Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan                     Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Farideh N. Farrokhi                    Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze                          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Brad J. Gabel                          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.              Vice President
2727 Allen Parkway
Houston, TX 77019

Lisa Gerhart                           Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette                    Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer                   Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger                  Vice President and Medical Director
70 Pine Street
New York, NY 10270

Joel H. Hammer                         Vice President
1 Chase Manhattan Plaza
New York, NY 10005

John Harmeling                         Vice President
2929 Allen Parkway
Houston, Texas 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Craig H. Harrel                        Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington                    Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris                         Vice President
2727 Allen Parkway
Houston, TX 77019

Michael Harrison                       Vice President, Annuity Product Management
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty                          Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                         Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Stephen D. Howard                      Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble                        Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby                         Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson                      Vice President
205 E. 10th Street
Amarillo, TX 79101

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
David S. Jorgensen                     Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy                     Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman                       Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Charles L. Levy                        Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                            Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                          Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                        Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett                   Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask                          Vice President, Real Estate Investment Officer and
2727 Allen Parkway                     Assistant Secretary
Houston, TX 77019

Gordon S. Massie                       Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Melvin C. McFall                       Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland                   Vice President
2727 Allen Parkway
Houston, TX 77019

Beverly A. Meyer                       Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael                     Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio                          Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller                       Vice President
#1 Franklin Square
Springfield, IL 62713

Alex N. Moral                          Vice President
2727 Allen Parkway
Houston, TX 77019

Alberto Murguia                        Vice President
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy                      Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli                        Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Carl T. Nichols                        Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson                     Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.                   Vice President, Real Estate Investment Officer and
2929 Allen Parkway                     Assistant Secretary
Houston, TX 77019

Lori J. Payne                          Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen                    Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival                      Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel                       Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins                          Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.                 Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Dale W. Sachtleben                     Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage                         Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather                         Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard W. Scott                       Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                           Vice President and Chief Investment Officer
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires                         Vice President and Tax Officer
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton                    Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba                      Vice President
2929 Allen Parkway
Houston, TX 77019

J. Alan Vale                           Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss                     Vice President
#1 Franklin Square
Springfield, IL 62713

Name and Principal                     Positions and Offices with Depositor
Business Address                       American General Life Insurance Company
------------------------               ----------------------------------------------------------------
Timothy White                          Vice President
2929 Allen Parkway
Houston, TX 77019

Cynthia P. Wieties                     Vice President
2727 Allen Parkway
Houston, TX 77019

Bridgette Wilson                       Vice President, New Business
#1 Franklin Square
Springfield, IL 62713

Elizabeth M. Tuck                      Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                        Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-05-006884, filed May 31, 2005.

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
American International Group, Inc./(1)/...........................................................Delaware................./(3)/
     AIG Aviation, Inc. ...........................................................................Georgia..............100
     AIG Bulgaria Insurance and Reinsurance Company EAD...........................................Bulgaria..............100
     AIG Capital Corporation......................................................................Delaware..............100
         AIG Consumer Finance Group, Inc. ........................................................Delaware..............100

                               SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
              AIG Bank Polska S.A...................................................................Poland............97.23
              AIG Credit S.A........................................................................Poland...............80
              Compania Financiera Argentina S.A..................................................Argentina.............92.7
         AIG Finance Holdings, Inc................................................................New York..............100
              AIG Finance (Hong Kong) Limited....................................................Hong Kong..............100
         AIG Global Asset Management Holdings Corp................................................Delaware..............100
              AIG Asset Management Services, Inc. ................................................Delaware..............100
                  Brazos Capital Management, L.P. ................................................Delaware...............92
              AIG Capital Partners, Inc. .........................................................Delaware..............100
              AIG Equity Sales Corp. .............................................................New York..............100
              AIG Global Investment Corp. ......................................................New Jersey..............100
         International Lease Finance Corporation................................................California............64.85/(4)/
         AIG Global Real Estate Investment Corp. .................................................Delaware..............100
     AIG Credit Corp. ............................................................................Delaware..............100
         A.I. Credit Corp. ..................................................................New Hampshire..............100
         Imperial Premium Finance, Inc. ........................................................California..............100
         Imperial Premium Finance, Inc. ..........................................................Delaware..............100
     AIG Egypt Insurance Company, S.A.E..............................................................Egypt............89.98
     AIG Federal Savings Bank.....................................................................Delaware..............100
     AIG Financial Advisor Services, Inc. ........................................................Delaware..............100
         AIG Financial Advisor Services (Europe), S.A...........................................Luxembourg..............100
     AIG Financial Products Corp. ................................................................Delaware..............100
         AIG Matched Funding Corp. ...............................................................Delaware..............100
         Banque AIG   ..............................................................................France...............90/(5)/
     AIG Funding, Inc. ...........................................................................Delaware..............100
     AIG Global Trade & Political Risk Insurance Company........................................New Jersey..............100
     A.I.G. Golden Insurance Ltd. ..................................................................Israel............50.01
     AIG Life Insurance Company...................................................................Delaware...............79/(6)/
     AIG Life Insurance Company of Canada...........................................................Canada..............100
     AIG Life Insurance Company of Puerto Rico.................................................Puerto Rico..............100
     AIG Liquidity Corp. .........................................................................Delaware..............100
     AIG Marketing, Inc. .........................................................................Delaware..............100
     AIG Memsa, Inc.  ............................................................................Delaware..............100/(7)/
         Tata AIG General Insurance Company Limited..................................................India...............26
     AIG Private Bank Ltd. ....................................................................Switzerland..............100
     AIG Retirement Services, Inc. ...............................................................Delaware..............100/(8)/
         SunAmerica Life Insurance Company.........................................................Arizona..............100
              SunAmerica Investments, Inc. ........................................................Georgia...............70/(9)/
                  AIG Advisor Group, Inc. ........................................................Maryland..............100
                      Advantage Capital Corporation...............................................New York..............100
                      FSC Securities Corporation..................................................Delaware..............100
                      Royal Alliance Associates, Inc. ............................................Delaware..............100
                      Sentra Securities Corporation.............................................California..............100
                      Spelman & Co., Inc. ......................................................California..............100

                                                          SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
                      SunAmerica Securities, Inc. ................................................Delaware..............100
                  AIG SunAmerica Life Assurance Company............................................Arizona..............100/(10)/
                      AIG SunAmerica Asset Management Corp. ......................................Delaware..............100
                           AIG SunAmerica Capital Services. Inc. .................................Delaware..............100
                  First SunAmerica Life Insurance Company.........................................New York..............100
     AIG Risk Management, Inc. ...................................................................New York..............100
     AIG Technologies, Inc. .................................................................New Hampshire..............100
     AIGTI, Inc. .................................................................................Delaware..............100
     AIG Trading Group Inc. ......................................................................Delaware..............100
         AIG International, Inc. .................................................................Delaware..............100
     AIU Insurance Company........................................................................New York...............52/(11)/
     AIU North America, Inc. .....................................................................New York..............100
     American General Corporation....................................................................Texas..............100
         American General Bancassurance Services, Inc. ...........................................Illinois..............100
         AGC Life Insurance Company...............................................................Missouri..............100
              AIG Assurance Canada..................................................................Canada..............100/(7)/
              AIG Life of Bermuda, Ltd. ...........................................................Bermuda..............100
              American General Life and Accident Insurance Company...............................Tennessee..............100
              American General Life Insurance Company................................................Texas..............100
                  American General Annuity Service Corporation.......................................Texas..............100
                  AIG Enterprise Services, LLC....................................................Delaware..............100
                  American General Equity Services Corporation....................................Delaware..............100
                  American General Life Companies, LLC............................................Delaware..............100
                  The Variable Annuity Life Insurance Company........................................Texas..............100
                      VALIC Retirement Services Company..............................................Texas..............100
                      VALIC Trust Company............................................................Texas..............100
              American General Property Insurance Company........................................Tennessee............51.85/(12)/
                  American General Property Insurance Company of Florida...........................Florida..............100
              AIG Annuity Insurance Company..........................................................Texas..............100
              The United States Life Insurance Company in the City of New York....................New York..............100
         American General Finance, Inc. ...........................................................Indiana..............100
              American General Auto Finance, Inc..................................................Delaware..............100
              American General Finance Corporation.................................................Indiana..............100
                  MorEquity, Inc. ..................................................................Nevada..............100
                      Wilmington Finance, Inc. ...................................................Delaware..............100
                  Merit Life Insurance Co. ........................................................Indiana..............100
                  Yosemite Insurance Company.......................................................Indiana..............100
                      CommoLoCo, Inc. .........................................................Puerto Rico..............100
              American General Financial Services of Alabama, Inc. ................................Alabama..............100
         American General Investment Management Corporation.......................................Delaware..............100
         American General Realty Investment Corporation..............................................Texas..............100
         American General Assurance Company.......................................................Illinois..............100
              American General Indemnity Company .................................................Illinois..............100
              USLIFE Credit Life Insurance Company of Arizona......................................Arizona..............100

                                                          SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
         Knickerbocker Corporation...................................................................Texas..............100
     American Home Assurance Company..............................................................New York..............100
         AIG Domestic Claims, Inc. ...............................................................Delaware...............50/(13)/
         AIG Hawaii Insurance Company, Inc. ........................................................Hawaii..............100
              American Pacific Insurance Company, Inc. .............................................Hawaii..............100
         American International Insurance Company.................................................New York..............100
              American International Insurance Company of California, Inc.......................California..............100
              American International Insurance Company of New Jersey............................New Jersey..............100
              Minnesota Insurance Company........................................................Minnesota..............100
         American International Realty Corp.......................................................Delaware.............31.5/(14)/
         Pine Street Real Estate Holdings Corp. .............................................New Hampshire............31.47/(14)/
         Transatlantic Holdings, Inc. ............................................................Delaware............33.45/(15)/
              Transatlantic Reinsurance Company...................................................New York..............100
                  Putnam Reinsurance Company......................................................New York..............100
                  Trans Re Zurich..............................................................Switzerland..............100
     American International Insurance Company of Delaware.........................................Delaware..............100
     American International Life Assurance Company of New York....................................New York............77.52/(16)/
     American International Reinsurance Company, Ltd. .............................................Bermuda..............100
         AIG Edison Life Insurance Company...........................................................Japan...............90/(17)/
         American International Assurance Company, Limited.......................................Hong Kong..............100
         American International Assurance Company (Australia) Limited............................Australia..............100
         American International Assurance Company (Bermuda) Limited................................Bermuda..............100
              American International Assurance Co. (Vietnam) Limited...............................Vietnam..............100
              Tata AIG Life Insurance Company Limited................................................India...............26
         Nan Shan Life Insurance Company, Ltd. .....................................................Taiwan...............95
     American International Underwriters Corporation..............................................New York..............100
     American International Underwriters Overseas, Ltd. ...........................................Bermuda..............100
         AIG Europe (Ireland) Limited..............................................................Ireland..............100
         AIG Europe (U.K.) Limited.................................................................England..............100
         AIG Brasil Companhia de Seguros............................................................Brazil...............50
         Universal Insurance Co., Ltd. ...........................................................Thailand..............100
         La Seguridad de Centroamerica, Compania de Seguros S.A..................................Guatemala..............100
         La Meridional Compania Argentina de Seguros.............................................Argentina..............100
         American International Insurance Company of Puerto Rico...............................Puerto Rico..............100
         A.I.G. Colombia Seguros Generales S.A....................................................Colombia..............100
         American International Underwriters GmBH..................................................Germany..............100
         Underwriters Adjustment Company, Inc. .....................................................Panama..............100
     American Life Insurance Company..............................................................Delaware..............100
         AIG Life (Bulgaria) Z.D. A.D.............................................................Bulgaria..............100
         ALICO, S.A.................................................................................France..............100
         First American Polish Life Insurance and Reinsurance Company, S.A..........................Poland..............100
         Inversiones Interamericana  S.A. (Chile)....................................................Chile..............100
         Pharaonic American Life Insurance Company...................................................Egypt............71.63
         Unibanco AIG Seguros S.A...................................................................Brazil............47.81/(18)/

                                                          SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
     AIG Life Insurance Company (Switzerland) Ltd. ............................................Switzerland..............100
     American Security Life Insurance Company, Ltd. ..........................................Lichtenstein..............100
     Birmingham Fire Insurance Company of Pennsylvania........................................Pennsylvania..............100
     China America Insurance Company, Ltd. .......................................................Delaware...............50
     Commerce and Industry Insurance Company......................................................New York..............100
     Commerce and Industry Insurance Company of Canada.............................................Ontario..............100
     Delaware American Life Insurance Company.....................................................Delaware..............100
     Hawaii Insurance Consultants, Ltd. ............................................................Hawaii..............100
     HSB Group, Inc. .............................................................................Delaware..............100
         The Hartford Steam Boiler Inspection and Insurance Company............................Connecticut..............100
              The Hartford Steam Boiler Inspection and Insurance Company of Connecticut........Connecticut..............100
              HSB Engineering Insurance Limited....................................................England..............100
                  The Boiler Inspection and Insurance Company of Canada.............................Canada..............100
     The Insurance Company of the State of Pennsylvania.......................................Pennsylvania..............100
     Landmark Insurance Company.................................................................California..............100
     Mt. Mansfield Company, Inc. ..................................................................Vermont..............100
     National Union Fire Insurance Company of Pittsburgh, Pa..................................Pennsylvania..............100
         American International Specialty Lines Insurance Company...................................Alaska...............70/(19)/
         Lexington Insurance Company..............................................................Delaware...............70/(19)/
              AIG Centennial Insurance Company................................................Pennsylvania..............100
                  AIG Premier Insurance Company...............................................Pennsylvania..............100
                      AIG Indemnity Insurance Company.........................................Pennsylvania..............100
                  AIG Preferred Insurance Company.............................................Pennsylvania..............100
                  AIG Auto Insurance Company of New Jersey......................................New Jersey..............100
              JI Accident & Fire Insurance Co. Ltd. .................................................Japan...............50
         National Union Fire Insurance Company of Louisiana......................................Louisiana..............100
         National Union Fire Insurance Company of Vermont..........................................Vermont..............100
         21st Century Insurance Group...........................................................California............33.03/(20)/
              21st Century Insurance Company....................................................California..............100
              21st Century Casualty Company.....................................................California..............100
              21st Century Insurance Company of the Southwest........................................Texas..............100
         Starr Excess Liability Insurance Company, Ltd. ..........................................Delaware..............100
              Starr Excess Liability Insurance International Ltd. .................................Ireland..............100
     NHIG Holding Corp............................................................................Delaware..............100
         Audubon Insurance Company...............................................................Louisiana..............100
              Audubon Indemnity Company........................................................Mississippi..............100
              Agency Management Corporation......................................................Louisiana..............100
                  The Gulf Agency, Inc. ...........................................................Alabama..............100
         New Hampshire Insurance Company......................................................Pennsylvania..............100
              AIG Europe, S.A.......................................................................France................./(21)/
              AI Network Corporation..............................................................Delaware..............100
              American International Pacific Insurance Company....................................Colorado..............100
              American International South Insurance Company..................................Pennsylvania..............100
              Granite State Insurance Company.................................................Pennsylvania..............100

                                                          SUBSIDIARIES OF AIG

                                                                                                                 Percentage
                                                                                                                  of Voting
                                                                                                                 Securities
                                                                                           Jurisdiction of     Owned by its
                                                                                             Incorporation        Immediate
                                                                                           or Organization      Parent/(2)/
              New Hampshire Indemnity Company, Inc. ..........................................Pennsylvania..............100
                  AIG National Insurance Company, Inc. ...........................................New York..............100
              Illinois National Insurance Co. ....................................................Illinois..............100
              New Hampshire Insurance Services, Inc. ........................................New Hampshire..............100
         AIG Star Life Insurance Co., Ltd. ..........................................................Japan..............100
     The Philippine American Life and General Insurance Company................................Philippines............99.78
         Pacific Union Assurance Company........................................................California..............100
         Philam Equitable Life Assurance Company, Inc. ........................................Philippines............95.31
         Philam Insurance Company, Inc. .......................................................Philippines..............100
     Risk Specialist Companies, Inc. .............................................................Delaware..............100
     United Guaranty Corporation............................................................North Carolina............36.3l/(22)/
         United Guaranty Insurance Company..................................................North Carolina..............100
         United Guaranty Mortgage Insurance Company.........................................North Carolina..............100
         United Guaranty Mortgage Insurance Company of North Carolina.......................North Carolina..............100
         United Guaranty Partners Insurance Company................................................Vermont...............80
         United Guaranty Residential Insurance Company of North Carolina....................North Carolina..............100
         United Guaranty Residential Insurance Company......................................North Carolina............75.03/(23)/
              United Guaranty Commercial Insurance Company of North Carolina................North Carolina..............100
              United Guaranty Mortgage Indemnity Company....................................North Carolina..............100
              United Guaranty Credit Insurance Company......................................North Carolina..............100
         United Guaranty Services, Inc. ....................................................North Carolina..............100

----------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on May 31, 2005. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Indirect wholly-owned subsidiary.
(8)     Formerly known as AIG SunAmerica Inc.
(9)     Also owned 30 percent by AIG Retirement Services, Inc.
(10)    Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned 50 percent by The Insurance Company of the State of
        Pennsylvania.
(14)    Also owned by 11 other AIG subsidiaries.
(15)    Also owned 25.95 percent by AIG.

(16)    Also owned 22.48 percent by American Home Assurance Company.
(17)    Also owned ten percent by a subsidiary of American Life Insurance
        Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)    100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

American General Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and
(b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 30.  Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b)     Management.

Name and Principal                               Positions and Offices with Underwriter
Business Address                                 American General Equity Services Corporation
------------------------                         ---------------------------------------------------
Rodney O. Martin, Jr.                            Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Name and Principal                               Positions and Offices with Underwriter
Business Address                                 American General Equity Services Corporation
------------------------                         ---------------------------------------------------
Mark R. McGuire                                  Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis                               Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                                  Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II                              President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.                           Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez                              Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson                               Vice President, Chief Compliance Officer and
2727 Allen Parkway                               Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                                   Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck                                Secretary
70 Pine Street
New York, NY 10270

Tammi L. Willy                                   Assistant Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal                               Positions and Offices with Underwriter
Business Address                                 American General Equity Services Corporation
------------------------                         ---------------------------------------------------
Sarah Hosker                                     Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                                  Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson                                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                                  Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                                 Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                                          Compensation on
                     Net Underwriting     Events Occasioning
Name of Principal    Discounts and        the Deduction of a      Brokerage     Other
Underwriter          Commissions          Deferred Sales Load     Commissions   Compensation
-----------------    -----------------    -------------------     -----------   ------------
American General           0                      0                  0              0
Equity Services
Corporation

Item 31.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32.  Management Services  Not applicable.

Item 33.  Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of American Home in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of American Home, free of charge upon a policy owner's request.

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 20th day of October, 2005.

                                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     SEPARATE ACCOUNT VL-R
                                     (Registrant)

                                BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                     (On behalf of the Registrant and itself)

                                BY:  ROBERT F. HERBERT, JR.
                                     ----------------------
                                     ROBERT F. HERBERT, JR.
                                     SENIOR VICE PRESIDENT, TREASURER
                                     AND CONTROLLER

[SEAL]

ATTEST: LAUREN W. JONES
        -------------------
        LAUREN W. JONES
        ASSISTANT SECRETARY

        Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                   Title                          Date
---------                   -----                          ----

RODNEY O. MARTIN, JR        Director, Chairman,            October 20, 2005
--------------------        President and Chief
RODNEY O. MARTIN, JR        Executive Officer

CHRISTOPHER J. SWIFT        Director and Chief             October 20, 2005
--------------------        Financial Officer
CHRISTOPHER J. SWIFT

M. BERNARD AIDINOFF         Director                       October 20, 2005
--------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ              Director                       October 20, 2005
--------------------
DAVID J. DIETZ

DAVID L. HERZOG             Director                       October 20, 2005
--------------------
DAVID L. HERZOG

RICHARD A. HOLLAR           Director                       October 20, 2005
--------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II          Director                       October 20, 2005
--------------------
ROYCE G. IMHOFF II

ERNEST T. PATRIKIS          Director                       October 20, 2005
--------------------
ERNEST T. PATRIKIS

Signature                   Title                          Date
---------                   -----                          ----

GARY D. REDDICK             Director                       October 20, 2005
---------------
GARY D. REDDICK

JAMES W. WEAKLEY            Director                       October 20, 2005
----------------
JAMES W. WEAKLEY

                                   SIGNATURES

        American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 20th day of October, 2005.

                                     AMERICAN HOME ASSURANCE COMPANY

                                By:  ROBERT S. SCHIMEK
                                     -----------------------------------
                                     ROBERT S. SCHIMEK
                                     SENIOR VICE PRESIDENT AND TREASURER

[SEAL]

ATTEST: ELIZABETH M. TUCK
        -----------------
        ELIZABETH M. TUCK
        SECRETARY

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                       Date
---------                  -----                       ----

KRISTIAN P. MOOR           Director and Chairman       October 20, 2005
-----------------------
KRISTIAN P. MOOR

JOHN Q. DOYLE              Director and President      October 20, 2005
-----------------------
JOHN Q. DOYLE

ROBERT S. SCHIMEK          Director, Senior Vice       October 20, 2005
-----------------------    President and Treasurer
ROBERT S. SCHIMEK

M. BERNARD AIDINOFF        Director                    October 20, 2005
-----------------------
M. BERNARD AIDINOFF

STEVEN J. BENSINGER        Director                    October 20, 2005
-----------------------
STEVEN J. BENSINGER

JEFFREY L. HAYMAN          Director                    October 20, 2005
-----------------------
JEFFREY L. HAYMAN

DAVID L. HERZOG            Director                    October 20, 2005
-----------------------
DAVID L. HERZOG

ROBERT E. LEWIS            Director                    October 20, 2005
-----------------------
ROBERT E. LEWIS

Signature                   Title                       Date
---------                   -----                       ----

WIN J. NEUGER               Director                    October 20, 2005
-----------------------
WIN J. NEUGER

ERNEST T. PATRIKIS          Director                    October 20, 2005
-----------------------
ERNEST T. PATRIKIS

ROBERT M. SANDLER           Director                    October 20, 2005
-----------------------
ROBERT M. SANDLER

NICHOLAS S. TYLER           Director                    October 20, 2005
-----------------------
NICHOLAS S. TYLER

NICHOLAS C. WALSH           Director                    October 20, 2005
-----------------------
NICHOLAS C. WALSH

                                  EXHIBIT INDEX

Item 26. Exhibits

        (k)(3) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company.

        (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1